UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2007

POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation)		Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina		27587
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On November 12, 2007, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company will be presenting on November 14, 2007 at the Stephens Inc. Fall Investment Conference being held at the New York Palace Hotel in New York, New York. This presentation, to be given by Sidney Hinton, the President and Chief Executive Officer of the Company, will include information about the business, operations, financial results and prospects of the Company and its subsidiaries, including operations, corporate developments, business initiatives and future prospects. A copy of the press release announcing this presentation is filed herewith as Exhibit 99.1 and incorporated herein by this reference. A copy of the investment presentation to be given at the Stephens Inc. Fall Investment Conference will available, commencing on November 14, 2007, on the Company’s website at www.powersecure.com under “Investors”, and is filed herewith as Exhibit 99.2 and incorporated herein by this reference. Mr. Hinton and other officers and representatives of the Company may also be giving this investment presentation from time to time, after this conference, to other investors, investment analysts and other members of the financial and investment community.
     The presentation filed herewith as Exhibit 99.2 contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with the Securities and Exchange Commission.
     The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits
99.1	Press Release of PowerSecure International, Inc., issued November 12, 2007, announcing its presentation at the Stephens Inc. Fall Investment Conference

99.2	Investment Presentation of PowerSecure International, Inc., to be given on and after November 14, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Sidney Hinton
Sidney Hinton
President and Chief Executive Officer

Dated: November 14, 2007

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